Capital Stock	12 Months Ended
Sep. 30, 2011
Capital Stock
Capital Stock

NOTE 8—CAPITAL STOCK

Preferred Stock

We are authorized to issue 1.0 million shares of preferred stock with no par value. In October 2002, we designated Series A Junior Participating Preferred Stock in connection with the Rights Agreement described below. No preferred shares have been issued.

Rights Agreement

In September 2002, we authorized and declared a dividend of one Right (as defined in the Rights Agreement effective October 18, 2002, which governs the Rights) for each outstanding share of common stock as of November 5, 2002, subject to lender approval and consent, which was obtained. One Right is also associated with each share of common stock that becomes outstanding after November 5, 2002, but before the earliest of the date on which (i) the Rights become exercisable, (ii) the Rights are redeemed by us or (iii) the Rights expire, which is November 5, 2012. The Rights are not exercisable until a person or group of affiliated or associated persons begin to acquire or acquires beneficial ownership of 15% or more of our outstanding common stock. This provision does not apply to shareholders already holding 15% or more of our outstanding common stock as of November 5, 2002, until they acquire an additional 5%.

When exercisable, each Right entitles the registered holder to purchase from us one four-thousandth of a share of our Series A Junior Participating Preferred Stock, no par value, at a price of $150 upon the exercise of each Right. The redemption price of each Right is $0.0025. The Rights are subject to adjustment for certain future events including any future stock splits. At September 30, 2011, 500,000 preferred shares have been reserved for issuance in the event that Rights are exercised.